Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2003 (the "Report") by Interplay Entertainment Corp. ("Registrant"), the undersigned hereby certifies that, to the best of the undersigned's knowledge:

1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



Dated:  May 20, 2003                          /s/ Herve Caen
                                              ---------------------------------
                                              Herve Caen
                                              Chief Executive Officer


Dated:  May 20, 2003                          /s/ Herve Caen
                                              ---------------------------------
                                              Herve Caen
                                              Interim Chief Financial Officer